UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 29, 2005

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In order to conform with the American Jobs Creation Act of 2004 (the "Act"), which changed the income tax treatment of nonqualified deferred compensation and imposed new requirements on both the terms and operations of such plans under Section 409A of the Internal Revenue Code ("Section 409A"), Conexant Systems, Inc. (the "Company") has taken action to modify its non-qualified deferred compensation plan for certain executives.

By Unanimous Written Consent, the last signature of which was dated December 29, 2005, the Compensation and Management Development Committee took action to (i) "freeze" the existing Conexant Systems, Inc. Deferred Compensation Plan (the "Frozen Plan") by discontinuing new deferrals into that plan after December 31, 2004 and (ii) approve the new Conexant Systems, Inc. Deferred Compensation Plan II (the "New Plan"), effective as of January 1, 2005. The features of the Frozen Plan will continue to govern amounts deferred through December 31, 2004. The New Plan will govern all amounts deferred on or after January 1, 2005.

The terms of the New Plan are materially similar to the terms of the Frozen Plan, except for a few technical plan simplification items and those items that are required under 409A. For example, the New Plan now requires a six-month delay of payments made to specified employees, it limits the immediate withdrawal or acceleration of payments to certain specified situations, and limits the ability to change the timing and method of payment for certain distributions by including a five-year delay. Additionally, it provides participants with the opportunity to terminate or cancel their previously made elections for the 2005 plan year and receive distributions of amounts deferred under such elections, provided that the elections to terminate or cancel participation are made on or before December 31, 2005.

As required by Section 409A, the Company has operated and will continue to operate the New Plan in accordance with the requirements of Section 409A effective for 2005 and later plan years and bring the plan document into full compliance with Section 409A by December 31, 2006.

A copy of the New Plan is filed with this report as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

January 5, 2006	By:	Dennis E. O'Reilly

Name: Dennis E. O'Reilly
Title: Senior Vice President, Chief Legal Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Deferred Compensation Plan II, effective January 1, 2005